>VOTING AGREEMENT

         This Voting Agreement (this "Agreement") is entered into as of this 19th day of October, 2000 by and among DQE Enterprises, Inc., a Pennsylvania corporation ("Enterprises"), Barbara Conrad, an individual resident of the State of California ("Conrad," and, together with Enterprises, the "Sellers") and Timothy G. Atkinson (the
"Shareholder").

                                                    WITNESSETH:

         WHEREAS, the Sellers, HomeAccess MicroWeb, Inc., a California corporation formerly known as Primary
Knowledge, Inc. ("HomeAccess"), Quentra Networks, Inc., a Delaware corporation formerly known as Quentra Network
Systems, Inc. ("Quentra"), Jerry Conrad and Barbara Conrad have entered into that certain Amended and Restated
Agreement and Plan of Merger dated October 5, 2000 (the "Merger Agreement") pursuant to which the businesses of
Quentra and HomeAccess will be combined pursuant to a transaction in which a wholly owned subsidiary of Quentra will be merged with and into HomeAccess, whereupon HomeAccess will become a wholly owned subsidiary of Quentra and the Sellers will become shareholders of Quentra (the "Merger"); and

         WHEREAS, the Merger Agreement provides that the Shareholder shall execute and deliver this Agreement as of the date hereof.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties to this Agreement hereby agree as follows:

         1.       Voting of Shares.

                  (a)      In any and all elections of directors of Quentra (whether at a meeting or by written consent in lieu of a meeting), the Shareholder shall vote or cause to be voted all Shares (as defined in
Section 2 below) owned by him or it, or over which he or it has voting control (shared or exclusive), and otherwise use his or its respective best efforts, so as to fix the number of directors of Quentra at seven and to elect (i) (A) so long as Enterprises and/or its Affiliates (as defined in the Merger Agreement) collectively beneficially owns (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended)("Beneficially Owns") a number of shares of the capital stock of
Quentra entitled to vote in the election of directors ("Quentra Voting Stock") equal to or greater than fifty percent (50%) of the number of shares of Quentra Voting Stock issued to Enterprises at the Effective Time (as defined in the Merger Agreement) of the Merger (in each case subject to appropriate adjustment in the event of a

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stock split, stock dividend or other similar event), two members designated by Enterprises, and (B) so long as
Enterprises and/or its Affiliates collectively Beneficially Owns a number of shares of Quentra Voting Stock equal to or greater than twenty five percent (25%) but less than fifty percent (50%) of the number of shares of Quentra
Voting Stock issued to Enterprises at the Effective Time of the Merger (in each case subject to appropriate adjustment in the event of a stock split, stock dividend or other similar event), one member designated by
Enterprises, and (ii) so long as Conrad (together with Marine Aircraft, a Nevada corporation ("Marine"))
Beneficially Owns a number of shares of Quentra Voting Stock equal to or greater than thirty three percent (33%)
of the number of shares of Quentra Voting Stock issued to Conrad at the Effective Time of the Merger (in each case subject to appropriate adjustment in the event of a stock split, stock dividend or other similar event), one member designated by Conrad.  The Shareholder shall not vote to remove any director designated pursuant to this
Section l(a).

                  (b)      The Sellers shall give written notice to Quentra and to the other parties to this
Agreement, no later than 10 days prior to the intended mailing of a notice to stockholders for a meeting at which directors are to be elected (provided that Quentra provides the Sellers with at least 20 days' prior written notice of such mailing), of the persons designated by the Sellers pursuant to Section l(a) as nominees for election as directors.  If the Sellers shall fail to give notice as provided above, it shall be deemed that the designees of the Sellers then serving as directors shall be their designees for reelection.

         2.       Shares.  "Shares" shall mean and include any and all shares of the capital stock of Quentra, by whatever name called, that carry voting rights (including voting rights that arise by reason of a default) and shall include any shares now owned or subsequently acquired by the Shareholder, however acquired, including without limitation shares received on account of stock splits and stock dividends.

         3.       Termination.  This Agreement shall terminate automatically on the date on which both (i)
Enterprises and/or any of its Affiliates collectively ceases to Beneficially Own a number of shares of Quentra
Voting Stock at least equal to twenty-five percent (25%) of the number of shares of Quentra Voting Stock issued to Enterprises at the Effective Time of the Merger (subject to appropriate adjustment in the event of a stock split, stock dividend or other similar event) and (ii) Conrad (together with Marine) ceases to Beneficially Own a number of shares of Quentra Voting Stock at least equal to thirty three percent (33%) of the number of shares of
Quentra Voting Stock issued to Conrad at the Effective Time of the Merger (subject to appropriate adjustment in the event of a stock split, stock dividend or other similar event).

         4.       No Revocation.  The voting agreement contained herein is coupled with an interest and may not be revoked, except by written consent of the Sellers.

         5.       Restrictive Legend.  All certificates representing Shares owned or hereafter acquired by the
Shareholder or any transferee of the Shareholder bound by this Agreement shall have affixed thereto a legend substantially in the following form:

                  "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in a Voting Agreement by and among the registered owner of this certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection at the offices of the Company."

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         6.       Assignment; Transferees of Shares.

                  (a)      Either Seller may transfer this Agreement and its rights hereunder to any transferee of all of the Quentra Voting Stock Beneficially Owned by such Seller at the time of such transfer if Quentra has approved such transferee in accordance with Section 6.2(a) of the Merger Agreement.

                  (b)      Any Associate (as defined in the Merger Agreement) of the Shareholder to whom the
Shareholder transfers Shares, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, and shall be entitled to the rights granted to the transferor under this Agreement, to the same extent as if such transferee were the Shareholder hereunder.  As a condition precedent to the effectiveness of any transfer of Shares to an Associate of the Shareholder, such
Associate shall be obligated to execute and deliver to the Sellers its agreement to be bound by the provisions hereof to the same extent as if such transferee were the original Shareholder.  Any purported transfer of Shares without such agreement shall be null and void ab initio.

         7.       General.

                  (a)      Severability.  The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

                  (b)      Specific Performance.  In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Seller shall be entitled to specific performance of the agreements and obligations of the Shareholder hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                  (c)      Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

         (d)      Notices.  All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be (i) delivered by hand, (ii) mailed by first class certified or registered mail, return receipt requested, postage prepaid, (iii) sent by reputable overnight express courier service or (iv) transmitted by telecopy with a hard copy mailed pursuant to clause (ii) or (iii) above, as follows:

         If to Enterprises, at One Northshore Center, Suite 100, 12 Federal Street, Pittsburgh, PA 15212, or at
such other address or addresses as may have been furnished in writing by Enterprises, with a copy to Kirkpatrick
+ Lockhart LLP, Henry W. Oliver Building, 535 Smithfield Street, Pittsburgh, PA 15222, Facsimile Number (412)
355-6501, Attention:  David J. Lehman, Esq.

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         If to Conrad, at 9500 Toledo Way, Irvine, California 92618, with a copy to Cassady + Klein, 908 Kenfield
Avenue, Los Angeles, CA 90049, Facsimile Number (310) 471-3006, Attention:  Raymond M. Klein, Esq.

         If to the Shareholder, at his or its address as set forth below his or its signature to this Agreement or at such other address as may have been furnished in writing by the Shareholder.

         Notices provided in accordance with this Section 7(d) shall be deemed delivered upon personal delivery or (i) in the case of notices provided within the continental United States, 48 hours after deposit in the mail or noon on the first business day next following deposit with a reputable overnight express courier service,
(ii) in the case of notices provided outside the continental United States, ten days after deposit in the mail or noon on the second business day next following deposit with a reputable overnight express courier service, or
(iii) in the case of notices provided by telecopy, upon completion of transmission to the addressee's telecopier.

                  (e)      Complete Agreement; Amendments.  This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.  No amendment, modification or termination of any provision of this Agreement shall be valid unless in writing and signed by the parties hereto.

                  (f)      Pronouns.  Whenever the content may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                  (g)      Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall constitute one Agreement binding on all the parties hereto.

                  (h)      Captions.  Captions of sections have been added only for convenience and shall not be deemed to be a part of this Agreement.

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         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

                                                     DQE ENTERPRISES, INC.

                                                     By: /s/ Neal G. Taylor
                                                         ---------------------------
                                                     Name:   Neal G. Taylor
                                                     Title:  Senior Vice President

                                                     /s/ Barbara Conrad
                                                     -------------------------------
                                                     Barbara Conrad

                                                     Shareholder

                                                     /s/ James R. McCullough
                                                     -------------------------------
                                                     Name:  James R. McCullough

                                                     /s/ Daniel W. Latham
                                                     -------------------------------
                                                     Name:  Daniel W. Latham

                                                     /s/ John M. Eger
                                                     -------------------------------
                                                     Name:  John M. Eger

                                                     /s/ Timothy G. Atkinson
                                                     -------------------------------
                                                     Name:  Timothy G. Atkinson

                                                     /s/ Cheryl Johnson
                                                     -------------------------------
                                                     Name:  Cheryl Johnson

                                                     Address:   1640 S. Sepulveda Blvd., Suite 222
                                                                Los Angeles, CA 90025

                                                     /s/ Kevin O. Kelley
                                                     -------------------------------
                                                     Name:   KRJ, LLC
                                                             Kevin O. Kelley, Managing Member

                                                     Address:   777 Summer Street
                                                                Stamford, CT 06901

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